SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549


                            FORM 8-K



                         CURRENT REPORT
             PURSUANT TO SECTION 13 or 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):  June 18, 1999



                    MSC.SOFTWARE CORPORATION
        (Exact Name of Registrant as Specified in Charter)

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|      DELAWARE      |       1-8722       |      95-2239450     |
|--------------------|--------------------|---------------------|
|  (State or Other   |  (Commission File  |     (IRS Employer   |
|    Jurisdiction    |      Number)       |  Identification No.)|
| of Incorporation)  |                    |                     |
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815 COLORADO BOULEVARD, LOS ANGELES, CALIFORNIA             90041
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(Address of Principal Executive Offices)               (Zip Code)



Registrant's telephone number including area code: (323) 258-9111


               THE MACNEAL-SCHWENDLER CORPORATION
  (Former name or former address, if changed since last report.)

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Item 2.  Acquisition or Disposition of Assets.

          On June 18, 1999, MSC.Software Corporation, formerly, The MacNeal-Schwendler Corporation ("MSC"), acquired MARC Analysis Research Corporation, a California corporation ("MARC"), pursuant to an Agreement and Plan of Merger dated as of May 26, 1999 among MSC, MSC Holdings Co. II, a wholly-owned subsidiary of MSC (the "Merger Sub"), MARC and the following Significant
Shareholders: Dendron Technology B.V., a Dutch corporation ("Dendron"), Fronos Technology B.V., a Dutch Corporation ("Fronos") and Nearchos Irinarchos (the "Merger Agreement"). Dendron and Fronos are each owned by Mr. Irinarchos. The transaction had a two-step structure whereby MSC purchased approximately 42% of MARC's outstanding common stock from Dendron and Fronos pursuant to a Stock Purchase Agreement dated as of May 26, 1999 among Dendron, Fronos and MSC (the "Stock Purchase Agreement"), and immediately thereafter, pursuant to the Merger Agreement, the Merger Sub merged with and into MARC, with MARC being the surviving corporation and a wholly-owned subsidiary of MSC. MARC is a software developer and supplier whose products include MARC, a non-linear finite element analysis program for engineering structural analysis, Mentat, a graphical user interface for MARC, and MARC/Autoforge, a simulation program for the bulk forging industry.

          The aggregate purchase price for the acquisition paid to shareholders and holders of options of MARC was valued at approximately $36 million. The Merger Agreement provided for a cash purchase price of approximately $20.3 million and the Stock Purchase Agreement provided for MSC to issue a package of securities to Dendron and Fronos, including $11 million principal amount of subordinated notes due in 10 years, approximately $3.2 million principal amount of subordinated notes due in two years, $2 million principal amount of MSC's 7 7/8% convertible subordinated debentures due August 18, 2004 and five year warrants to purchase 1,400,000 shares of MSC common stock at an exercise price of $10.00 per share.

          The purchase price was determined through arms-length negotiations between members of the Board of Directors of MSC and representatives of MARC. MSC considered the revenues and results of operations of MARC in recent periods, estimates of the business potential of MARC, MARC's software offerings in the non-linear finite element analysis market segment and other synergies of the two companies (such as the ability to offer a full suite of FEA products and leveraging technology and distribution channels). In connection with the acquisition, MSC has established a retention bonus plan valued at approximately $1.4 million for employees of MARC who continue their employment following the acquisition.

          MSC funded the cash portion of the purchase price out of available cash and from proceeds of the sale of a 10% interest in LMS International. MSC is currently investigating whether alternate financing methods would be desirable to replenish cash.

          Copies of the Merger Agreement, the Stock Purchase
Agreement, and other material documents related to the acquisition are attached hereto as Exhibits 2.1, 2.2, 4.1, 4.2 and 4.3 respectively, and are incorporated herein by reference.

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Item 5.  Other Events.

          On June 23, 1999 MSC issued a press release related to the change in MSC's name to "MSC.Software Corporation" attached hereto as Exhibit 99.1, which is incorporated herein by reference.

          On June 24, 1999, MSC issued a press release related to MSC's acquisition of Universal Analytics, Inc. attached hereto as
Exhibit 99.2, which is incorporated herein by reference.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

       (a)     Financial Statements.

          The following financial information is not included with this report and will be filed by amendment not later than 60 days after the date on which this Current Report on Form 8-K is required to be filed:

          (1) Audited financial statements of MARC for the fiscal year ended December 31, 1998 and the independent auditors' report of PricewaterhouseCoopers LLP with respect thereto.

          (2) Unaudited interim financial statements of MARC for the three months ended March 31, 1999.

       (b)     Pro Forma Financial Information.

          The following pro forma financial is not included with this report and will be filed by amendment not later than 60 days after the date on which this Current Report on Form 8-K is required to be filed:

          (1) Pro forma combined balance sheet of MSC and MARC as of March 31, 1999, as if the acquisition had occurred on the balance sheet date.

          (2) Pro forma combined statement of operations for MSC and MARC for the year ended December 31, 1998 and the three months ended March 31, 1999, as if the acquisition had occurred on the first day of the periods presented.

          (3) Notes supporting the pro forma financial statements referred to in (1) and (2) above.

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       (c)     Exhibits.

Exhibit Number      Description
--------------      -----------

     2.1 Agreement and Plan of Merger dated as of May 26, 1999 by and among The MacNeal-Schwendler Corporation, MSC Holdings Co. II, MARC Analysis Research Corporation, Dendron Technology B.V., Fronos Technology B.V. and Nearchos Irinarchos. (1)

     2.2            Stock Purchase Agreement dated as of May 26,
                    1999 among The MacNeal-Schwendler
                    Corporation, Dendron Technology B.V. and
                    Fronos Technology B.V. (1)

     4.1 The MacNeal-Schwendler Corporation Indenture dated as of June 17, 1999 with Chase
                    Manhattan Bank & Trust Company N.A. as
                    Trustee. (1)

     4.2            The MacNeal-Schwendler Corporation Warrant
                    Agreement dated as of June 18, 1999 with The
                    MacNeal-Schwendler Corporation acting in the capacity of Warrant Agent. (1)

     4.3            Registration Rights Agreement dated June 18,
                    1999 among The MacNeal-Schwendler
                    Corporation, Dendron Technology B.V. and
                    Fronos Technology B.V.

     99.1           Press release issued June 23, 1999.

     99.2           Press release issued June 24, 1999.
_________________
(1) The Schedules and Exhibits to the Agreement and Plan of Merger, the Stock Purchase Agreement, the Indenture and the Warrant Agreement are not filed with this report. The registrant will furnish supplementally a copy of any of the Schedules or Exhibits to the Commission upon request.

          Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                         MSC.Software Corporation



                         By:    /s/ Louis A. Greco
                                -----------------------
                                Louis A. Greco
                                Chief Financial Officer


Date:  July 1, 1999

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